UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
        Washington, D.C.  20549

        FORM 8-K

               CURRENT REPORT          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  12/15/01


        LEHMAN ABS CORPORATION ASSET BACKED CERTIFICATES SERIES 2001-B (Exact name of registrant as specified in its charter)

      Delaware                                 333-76627-05         13-3447441
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)

Three World Financial Center
200 Vesey Street
New York, NY 10022
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:      (212) 526-7000

Item 5. Other Events
  The registrant is filing final forms of the exhibit listed in Item 7 (c).

Item 7.     Monthly Statements and Exhibits

(a)     Financial Statements:  None

(b)     Pro Forma Financial Information:   None

(c)     Exhibits: Monthly Servicer Report

     Lehman ABS Manufactured Housing Contract Senior/Subordinate
                         Asset-Backed Certificates, Seri
                                           Monthly Servi

     Due Period                                                 11/30/01
     Determination Date                                         12/12/01
     Distribution Date                                          12/17/01


    Available in Certificate Account

     Principal collected on the Contracts                           9,729,685.26
     All Liquidation Proceeds with respect to Principal                48,605.66
     Recoveries on previously Liquidated Contracts                         21.16
     Principal portion of the Purchase Price on                             0.00
     Repurchased Contracts
     Amount transferred from Pre-Funding Account                            0.00

                             Total principal available              9,778,312.08

     Interest collected on the Contracts                            8,702,552.52
     Interest portion of the Purchase Price on                              0.00
      Repurchased Contracts
     Recoveries on previously Liquidated Contracts with                 1,151.54
     respect to Interest
     Servicer Monthly Advances                                      1,541,826.81
     Reimbursement of previous months Servicer Monthly Advances      -341,689.88
     Compansating Interest on prepayments                               5,220.69
     Amount transferred from the Capatalized Interest Account               0.00

                             Total interest available               9,909,061.68

     Amount not required to be deposited                                    0.00

     Class A- 7 Insurance Policy Draws                                      0.00

              Total available in the Certificate Account           19,687,373.76


II   Trustee Distributions

1.   Insurance Fee                                                     62,500.00

2.   Trustee Fee                                                        9,161.52

3.   Monthly Servicer Fee                                             964,370.36

4.   Aggregate Class A-1 Distribution       35.32928237  52519SAA1  8,337,710.64

5.   Aggregate Class A-2 Distribution           3.08333320  52519SAB9  77,083.33

6.   Aggregate Class A-3 Distribution          3.62500000  52519SAC7  493,000.00

7.   Aggregate Class A-4 Distribution          4.39166667  52519SAD5  527,000.00

8.   Aggregate Class A-5 Distribution          4.89416667  52519SAE3  293,650.00

9.   Aggregate Class A-6 Distribution          5.38916667  52519SAF0  705,947.61

10.  Aggregate Class A-7 Distribution       15.27811267  52519SAG8  5,729,292.25

11.  Aggregate Class IO1 Distribution                      52519SAH6  614,166.67

12.  Aggregate Class IO2 Distribution                            52519SAJ2  0.00

13.  Aggregate Class IOC Distribution                       52519SAK9  26,237.76

14.  Aggregate Class M-1 Distribution          5.52500001  52519SAL7  547,513.55

15.  Aggregate Class M-2 Distribution          5.97499994  52519SAM5  465,227.25

16.  Aggregate Class B-1 Distribution          6.51249998  52519SAN3  507,078.24

17.  Aggregate Class B-2 Distribution          6.60833339  52519SAP8  327,434.58

18.  Aggregate Class X Distribution                              52519SAQ6  0.00

19.  Aggregate Class R Distribution                              52519SAR4  0.00

20.  Reimbursement of Insurance Policy Draws                                0.00

      Total Distributions =                                        19,687,373.76



III. Certificate Class Balances

     Opening Class A Certificate Balances as reported in prior
     Monthly Servicer Report:
                       (a)  Class A-1  950.3110347                224,273,404.20
                       (b)  Class A-2  1000.0000000                25,000,000.00
                       (c)  Class A-3  1000.0000000               136,000,000.00
                       (d)  Class A-4  1000.0000000               120,000,000.00
                       (e)  Class A-5  1000.0000000                60,000,000.00
                       (e)  Class A-6  1000.0000000               130,993,835.00
                       (e)  Class A-7  983.4341130                368,787,792.37
                                                                1,065,055,031.57
     Opening Class M Certificate Balances as reported in prior
     Monthly Servicer Report
                       (a)  Class M-1  1000.0000000                99,097,475.00
                       (b)  Class M.2  1000.0000000                77,862,302.00
                                                                  176,959,777.00
     Opening Class B Certificate Balances as reported in prior
     Monthly  Servicer Report:
                       (a)  Class B-1  1000.0000000                77,862,302.00
                       (b)  Class B-2  1000.0000000                49,548,738.00
                                                                  127,411,040.00
IV.  Principal Distribution Amount

1.   Formula Principal Distribution Amount
                       (a)  Scheduled Principal                     2,474,097.21
                       (b)  Principal Prepayments                   7,248,447.62
                       (c)  Liquidated Contracts                      226,014.89
                       (d)  Repurchased Contracts                           0.00
                       (e)  Additional Principal Distrib            1,945,517.35
                                                                   11,894,077.07
2(a).Class A Principal Distribution Amount:

       1.  Class A-1
        (a) Class A-1 principal distribution 32.94558551  52519SAA1 7,775,158.18
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       2.  Class A-2
        (a) Class A-2 principal distribution          0.00000000  52519SAB9 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       3.  Class A-3
        (a) Class A-3 principal distribution          0.00000000  52519SAC7 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       4.  Class A-4
        (a) Class A-4 principal distribution          0.00000000  52519SAD5 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       5.  Class A-5
        (a) Class A-5 principal distribution          0.00000000  52519SAE3 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       6.  Class A-6
        (a) Class A-6 principal distribution          0.00000000  52519SAF0 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       7.  Class A-7
        (a) Class A-7 principal distribution 10.98378371  52519SAG8 4,118,918.89
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance

           Total Class A Principal Distribition                    11,894,077.07

           Current Distribution Class A Percentage                          100%
           Next Distribution Class A Percentage                             100%

2(b).Class M Principal Distribution Amount

     Class M-1 Percentage

       1.   Class M-1
        (a) Class M-1 principal distribution           0.0000000  52519SAL7 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


              Current Distribution Class M-1 Percentage                       0%
              Next Distribution Class M-1 Percentage                          0%

       2.  Class M-2
        (a) Class M-2 principal distribution           0.0000000  52519SAM5 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


               Current Distribution Class M-2 Percentage                      0%
               Next Distribution Class M-2 Percentage                         0%

2(c).Class B Principal Distribution Amount
       1.   Class B-1
        (a) Class B-1 principal distribution           0.0000000  52519SAN3 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


               Current Distribution Class B-1 Percentage                      0%
               Next Distribution Class B-1 Percentage                         0%

       2.   Class B-2
        (a) Class B-2 principal distribution           0.0000000  52519SAP8 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


              Current Distribution Class B-1 Percentage                       0%
              Next Distribution Class B-1 Percentage                          0%

2(d).Class M Liquidation Loss Amount
       1.   Class M-1
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class M-1 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class M-1 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class M-1 Loss                         0.00
         Interest Shortfall
        (e) Remaining Unpaid Class M-1 Liquidation                          0.00
         Interest Shortfall
       2.  Class M-2
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class M-2 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class M-2 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class M-2 Loss                         0.00
          Interest Shortfall
        (e) Remaining Unpaid Class M-2 Liquidation                          0.00
         Interest Shortfall

2(e).Class B Liquidation Loss Amount
       1.   Class B-1
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class B-2 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class B-1 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class B-1 Loss                         0.00
          Interest Shortfall
        (e) Remaining Unpaid Class B-1 Liquidation                          0.00
         Interest Shortfall

       2.  Class B-2
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class B-2 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class B-2 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class B-2 Loss                         0.00
          Interest Shortfall
        (e) Remaining Unpaid Class B-2 Liquidation                          0.00
         Interest Shortfall



     Ending Class A Certificate Balances after
     distributions of principal in this Servicer Report:
                       (a)  Class A-1  917.36544924               216,498,246.02
                       (b)  Class A-2  1000.00000000               25,000,000.00
                       (c)  Class A-3  1000.00000000              136,000,000.00
                       (d)  Class A-4  1000.00000000              120,000,000.00
                       (e)  Class A-5  1000.00000000               60,000,000.00
                       (f)   Class A-6  1000.00000000             130,993,835.00
                       (g)  Class A-7  972.45032928               364,668,873.48
                                                                1,053,160,954.50

     Ending Class M Certificate Balances after
     distributions of principal in this Servicer Report:
           (a)  Class M-1 Principal Balance  1000.00000000         99,097,475.00
           (b)  Class M-1 Adjusted Principal Balance 1000.00000000 99,097,475.00

           (c)  Class M-2 Principal Balance  1000.00000000         77,862,302.00
           (d)  Class M-2 Adjusted Principal Balance 1000.00000000 77,862,302.00

     Ending Class B Certificate Balances after
     distributions of principal in this Servicer Report:
           (a)  Class B-1 Principal Balance  1000.00000000         77,862,302.00
           (b)  Class B-1 Adjusted Principal Balance 1000.00000000 77,862,302.00

           (c)  Class B-2 Principal Balance  1000.00000000         49,548,738.00
           (d)  Class B-2 Adjusted Principal Balance 1000.00000000 49,548,738.00


V    Interest Distribution Amount

     a)  Class Certificates applicable Pass-Through Rate
                        1.     Class A-1                                3.01000%
                        2.     Class A-2                                3.70000%
                        3.     Class A-3                                4.35000%
                        4.     Class A-4                                5.27000%
                        5.     Class A-5                                5.87300%
                        6.     Class A-6                                6.46700%
                        7.     Class A-7                                5.24000%
                        8.     Class IO1                                1.10000%
                        9.     Class IO2                                1.10000%
                      10.     Class IOC                                 0.00188%
                      11.     Class M-1                                 6.63000%
                      12.     Class M-2                                 7.17000%
                      13.     Class B-1                                 7.81500%
                      14.     Class B-2                                 7.93000%

VI   Interest Only Certificates applicable Notional Amount
                                       Factor           Notional Amt.
                     (a)  Class IO1    47.343639%       670,000,000.00
                     (b)  Class IO2     0.000000%                 0.00
                     (b)  Class IOC    98.734056%     1,397,246,023.22

VII  Subordinate Class Certificates deficiency amount

                     (a)  Class M-1                                         0.00
                     (b)  Class  M-2                                        0.00
                     (c)  Class  B-1                                        0.00
                     (d)  Class  B-2                                        0.00


VIII Current Interest Requirement @ applicable
     Pass-Through Rate
     1.     Class A-1
      (a)  Interest                             2.38369686  52519SAA1 562,552.46
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     2.     Class A-2
      (a)  Interest                              3.08333320  52519SAB9 77,083.33
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     3.     Class A-3
      (a)  Interets                             3.62500000  52519SAC7 493,000.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     4.     Class A-4
      (a)  Interest                             4.39166667  52519SAD5 527,000.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     5.     Class A-5
      (a)  Interest                             4.89416667  52519SAE3 293,650.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     6.     Class A-6
      (a)  Interest                             5.38916667  52519SAF0 705,947.61
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     7.     Class A-7
      (a)  Interest                           4.29432896  52519SAG8 1,610,373.36
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     8.     Class A-IO 1
      (a)  Interest                                         52519SAH6 614,166.67
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     9.     Class A- IO2
      (a)  Interest                                               52519SAJ2 0.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     10.     Class A-IOC
      (a)  Interest                                          52519SAK9 26,237.76
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     11.     Class M-1
      (a)  Interest                             5.52500001  52519SAL7 547,513.55
      (b)  Interest on Class M-1 Adjusted Principal                         0.00
         Balance
      (c)  Applied Unpaid Interest from prior Remittance                    0.00
      (d)  Unpaid Interest following current Remitance                      0.00

      12.     Class M-2
       (a)  Interest                            5.97499994  52519SAM5 465,227.25
       (b)  Interest on Class M-2 Adjusted Principal                        0.00
          Balance
       (c)  Applied Unpaid Interest from prior Remittance                   0.00
       (d)  Unpaid Interest following current Remitance                     0.00

      13.     Class B-1
       (a)  Interest                            6.51249998  52519SAN3 507,078.24
       (b)  Interest on Class B-1 Adjusted Principal                        0.00
          Balance
       (c)  Applied Unpaid Interest from prior Remittance                   0.00
       (d)  Unpaid Interest following current Remitance                     0.00

       14.     Class B-2
       (a)  Interest                            6.60833339  52519SAP8 327,434.58
       (b)  Interest on Class B-2 Adjusted Principal                        0.00
          Balance
       (c)  Applied Unpaid Interest from prior Remittanc                    0.00
       (d)  Unpaid Interest following current Remitance                     0.00





IX   Trigger Information

     Class M-1, M-2, and Class B Distribution test
     (applicable on and after the Remittance Date occurring in November 2005.)

     (1)     Average 60plus - Day Delinquency Ratio Test
      a.  60 - Day Delinquency Ratio for current Remittance Date         5.6098%

      b.  Average 60plus - Day Delinquency Ratio (arithmetic ave of ratios for this month and two preceding months;
            (may not exceed 7.50%)                                       5.2295%

     (2)     Cumulative Realized Losses Test
        a.  Cumulative Realized Losses for  current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 6.0% from Nov 1, 2005 to Oct
          31, 2006,  7.0% from Nov 1, 2006 to Oct 31, 2007; 9.0%
           from Nov 1, 2007 to Oct 31, 2008,  after Nov 1,
           2008 less or equal 11.00%                                     0.0258%

     (4)     Current Realized Losses Test
       a.  Current Realized Losses for current Remittance Date        176,236.53

        b.  Current Realized Loss Ratio (total Realized Loss
          for the most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Principal
          efunding bal as of the third preceding Remittance and
          for current Remittance Date; (May not exceed 2.50%)            0.1041%

     (5)     Class M-1 & M-2 Distribution Test

        a.  The sum of Class M-1, M-2 Principal Balance and
          Class B Principal Balance plus O/C (before distributions on current Remittance Date)  divided by Pool Scheduled Principal
          ance as of preceding Remittance Date (must equal or            0.0000%
          exceed 51.00%)

         b.  The sum of Class M-2 Principal Balance and Class B
          Principal Balance  plus O/C (before distributions on
          current Remittance Date)  divided by  Pool Scheduled Principal
          Balance as of preceding Remittance Date  (must equal           0.0000%
           or exceed 37.00%)
     (5)     Class B Distribution Test

        a.  Class B Principal Balance plus O/C (before any
          distributions on current Remittance Date) divided by
          pool Scheduled Principal Balance as of preceding               0.0000%
          Remittance Date is equal to or greater than 26.00%.


X    Pool Information

          (a)  Pool Principal Balance  97.849673%               1,147,295,868.33

          (b)  Weighted Average Contract Rate:                            9.618%

          (c)  Weighted Average Net Contract Rate                         8.064%

          (d)  Weighted Average Remaining Maturity:                       256.73

          (e)  Overcollateralization Amount:

           1.    Opening Overcollateralization Amount                27820183.65
           2.    Ending Overcollateralization Amount               29,765,701.00
           3.    Targeted Overcollateralization Amount             56,607,393.43
           4.    Overcollateralization Deficiency Amount          -26,841,692.43
           5.    Overcollateralization Released Amount                      0.00


     Delinquency Information

     A.  Contract
         (a)  Delinquent Contracts:
                          1.    31 - 59 Day Accounts  3.39%        38,907,491.64
                          2.    60 - 89 Day Accounts  1.57%        17,959,899.91
                          3.    90 - 119 Day Accounts  0.93%       10,695,767.71
                          4.    120 +  Day Accounts  2.76%         31,706,597.49


         (b)  Current Month Repossessions  0.17%                    1,990,576.42
         (c)  Repossession Inventory  0.35%                         3,999,298.38



     Realized Losses

           1.   (a)  Gross Realized Losses during the pe              226,014.89
                  (b)  Liquidation Proceeds                            49,778.36
                  (c)  Realized Losses during the period              176,236.53

                 (d)  Cumulative Gross Realized Losses                455,043.72

                 (e)  Cumulative Realized Losses                      364,852.41


     Miscellaneous Information

     1.   (a)  Monthly  Servicer Fee                                  964,370.36

           (b)  Amount of prior unpaid Servicing Fees                       0.00
               paid with this distribution

           (c)  Total Servicing Fees paid with this                   964,370.36
               distribution

           (d)  Amount of unpaid Servicing Fees as of                       0.00
               this distribution



     2.   (a)  Opening Servicer Advance Balance                     1,639,502.87

           (b)  Current Advance                                     1,541,826.81

           (c)  Reimbursement of prior Servicer Advances                       0

           (d)  Ending Servicer Advance Balance                     1,200,136.93


     3.   (a)  Opening Insurance Policy Draws                               0.00

           (b)  Insurance Policy Draw with this distribu                    0.00

           (c)  Reimbursement of prior Insurance Policy                     0.00

           (d)  Ending Insurance Policy Draw                                0.00

  SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LEHMAN ABS CORPORATION ASSET BACKED CERTIFICATES SERIES 2001-B


By:  /s/  Sheryl Christopherson
Name:    Sheryl Christopherson
    Vice President
     U.S. Bank National Association


Dated:  12/15/01